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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





      Date of report (Date of earliest event reported): September 17, 2003



                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                        0-21487                      13-3904147
(State or other                 (Commission File                (IRS Employer
jurisdiction of                     Number)                  Identification No.)
 incorporation)


                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (212) 876-4747



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.       OTHER EVENTS AND REQUIRED FD DISCLOSURE

         Attached as Exhibit 99.1 is the Company's press release regarding the private placement of $13 million of floating rate capital securities issued by a newly formed special purpose business trust formed by the Company.

ITEM 7(C).    EXHIBITS

      99.1    Press release of Carver Bancorp, Inc. dated September 17, 2003.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CARVER BANCORP, INC.


                                       By: /s/ Deborah C. Wright
                                           ------------------------------
                                           Deborah C. Wright
                                           President and Chief Executive Officer




Dated:  September 18, 2003


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                                INDEX TO EXHIBITS



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
    Exhibit                                                                                              Page
     99.1                Press release of Carver Bancorp, Inc. dated September 17, 2003                   6